Exhibit 10.1

LOAN AGREEMENT

THIS LOAN AGREEMENT, made and entered into 4/19/2020, (this “Loan Agreement”) by and between JANEL CORPORATION (collectively, “Borrower”) and Santander Bank, N.A. (“Lender”).

W I T N E S S E T H

WHEREAS, of even date herewith, Lender and Borrower have entered into that certain U.S. Small Business Administration (“SBA”) loan wherein the Lender agreed to provide a loan (the  “Loan”)  to  Borrower  for  up  to $ 2,725,893.00 under  the  Paycheck Protection Program (“PPP”) offered by the SBA under the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (the “CARES Act”), section 7(a)(36) of the Small Business Act; and

WHEREAS, in order to loan funds to Borrower, Lender enters into this Loan Agreement with Borrower for the purposes herein contained; and

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
AMOUNT AND TERMS OF LOAN

1.1         RECITALS. Each of the above recitals are hereby incorporated into and made a part of this Loan Agreement by this reference.

1.2         LOAN AND NOTE. The term “Loan” herein shall refer to the indebtedness of Borrower to Lender evidenced by a Note in the original principal amount of $ 2,725,893.00 in form satisfactory to Lender (the “Note”).

1.3        FORGIVENESS ELIGIBILITY. The Note is subject to partial or full forgiveness, the terms of which are dictated by the SBA, Interim Final Rule RIN 3245-AH34, subsequent SBA guidance, the Code of Federal Regulations, the PPP, and all related rules, laws, regulations, and guidance, as may be amended from time to time (the “Forgiveness”). Borrower acknowledges that the calculation methodology for the amount of Forgiveness (the “Forgiveness Amount”) is solely dictated by SBA and federal rules, regulations, and laws, and is not dictated by the policies, procedures, or guidelines of Lender. Therefore, Borrower agrees to hold Lender and its respective affiliates, subsidiaries, directors, officers and employees (“Lender Parties”) harmless against, and releases Lender Parties from, all losses, claims, and damages which Borrower and its affiliates, subsidiaries, directors, officers and employees incur arising out of or relating to the Forgiveness and the calculation of the Forgiveness Amount. Borrower hereby expressly acknowledges and agrees that it will be fully liable to pay all amounts owed and due to Lender due under and in connection with the Note in excess of the Forgiveness Amount.

1.4        FORGIVENESS APPLICATION. As a part of the application for the Loan, Borrower has provided Lender certain documentation verifying the number of full-time equivalent employees on the Borrower’s payroll as well as the dollar amounts of payroll costs, covered mortgage interest payments, covered rent payments, covered utilities for the Loan, and other supporting documentation (“Documentation”). Borrower certifies that it shall:

a.          During the 8-week period immediately following the funding of the Loan (the “Forgiveness Period”), (i) use the Loan proceeds solely to pay covered payroll costs, mortgage interest, rent and utilities, and (ii) use at least 75% of such payments to pay covered payroll costs;

b.           Maintain supporting documentation as required by Section 1006(e) of the CARES Act, similar in form and fashion to the Documentation, as well as any other tax filings, cancelled checks and additional information Lender or SBA may request in accordance with a request for Forgiveness under the Paycheck Protection Program, and deliver such information promptly upon request of Lender or SBA; and

c.           Promptly, unless otherwise expressly directed in writing by Lender, but in no event later than 6 weeks after the end of the Forgiveness Period, submit an application for loan forgiveness to the SBA and promptly take all additional actions requested or demanded by the SBA in connection with such application for Forgiveness.

ARTICLE II
CONDITION OF LENDING

2.1          CONDITIONS PRECEDENT TO THE LOAN. As a condition precedent to Lender making the Loan, the Borrower shall deliver to Lender on or before the date of the Loan closing, the following, in form and substance satisfactory to Lender:

a.           Fully executed Note; and

b.           Such other documents as reasonably may be required by the Lender or Lender’s counsel.

The Loan documents as provided above (collectively, the “Loan Documents”), when prepared, shall set forth the matters contained in the Loan Agreement and contain such other provisions as are deemed necessary or desirable by Lender. The form and substance of all such documents must be satisfactory to Lender prior to disbursement by Lender of any of the proceeds of the Loan.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BORROWER

The Borrower represents and warrants to, and agrees with the Lender as follows:

3.1          POWER AND AUTHORIZATION.

a.       The Borrower has authorized the execution, delivery, and performance of the Note, this Loan Agreement and all other documents contemplated by this Loan Agreement, and such execution , delivery, and performance will not violate any law, or any other agreement to which Borrower is a party. Borrower hereby certifies that the undersigned is an authorized signer on behalf of Borrower. The execution, delivery, and performance of the Note, this Loan Agreement, and all other documents contemplated by this Loan Agreement have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) any of Borrower’s organizational documents or agreements, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order application to Borrower or Borrower’s properties.

b.           This Loan Agreement constitutes, and upon execution and delivery thereof, the Note, and the Loan Documents will constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower.

3.2        BORROWER CERTIFICATIONS. The Borrower affirms that the SBA representations and certifications stated in Exhibit A are true and correct and are incorporated by reference. The Borrower expressly acknowledges and agrees that it may be required to make additional certifications in connection with the Loan and/or ratify the certifications, representations and warranties in any of the Loan Documents.

3.3         FINANCIAL CONDITION. The reports and financial statements of Borrower submitted to Lender in connection with the Loan have been prepared from Borrower’s records in accordance with generally accepted accounting principles and practices, consistently applied, cash basis accounting principles, consistently applied, or the Financial Reporting Framework for Small and Medium Sized Entities, and fairly reflect the financial condition of Borrower for the periods therein defined. No material adverse changes have since occurred.

3.4        SBA & PPP GOVERN. Borrower acknowledges and agrees that the Loan and this Loan Agreement are subject to SBA SOP, rules, regulations, guidelines, guidance, and requirements and any other federal rules, regulations, guidelines, or guidance applicable or pertaining to the PPP, as such may be amended from time to time.

ARTICLE IV
COVENANTS BY BORROWER

Until all the obligations of Borrower under this Loan Agreement have been performed and paid in full, Borrower covenants and agrees as follows:

4.1        MAINTENANCE OF BUSINESS AND CORPORATE EXISTENCE. Borrower shall comply with all valid and applicable statutes, ordinances, rules and regulations and shall keep in force and effect all licenses, permits, bonds and franchises necessary for the proper conduct of its business.

4.2       MANAGEMENT AND OWNERSHIP. No material change shall be made without the prior written consent of Lender in the management or ownership of Borrower, or in the manner in which its business is conducted. Said consent shall not be unreasonably withheld by Lender.

4.3         TAXES. Borrower shall pay promptly, when due, all taxes, assessments and governmental charges or levies imposed upon the Borrower or upon the income or any property of the Borrower.

4.4          FINANCIAL STATEMENTS. Borrower shall promptly furnish a copy of its financial statements, tax returns, and such other or additional financial information as Lender may from time to time request.

4.5         EXAMINATION OF RECORDS. Borrower shall permit any representative of Lender to examine and to audit any or all of Borrower’s books and records and to copy portions thereof upon receipt of reasonable notification and request.

4.6         USA PATRIOT ACT VERIFICATION INFORMATION. Borrower shall provide evidence of its legal name, tax identification number, and street address, and a driver’s license and date of birth (if the Borrower is an individual), satisfactory to and sufficient for the Bank to verify the identity of the Borrower, as required under the USA Patriot Act. Borrower shall notify Bank promptly of any change in such information.

ARTICLE V
EVENTS OF DEFAULT

5.1         The occurrence of any one or more of the following shall constitute an “Event of Default”:

a.           Nonpayment, when due, of any principal, accrued interest, premium, fee or other charge due under the Note.

b.          Default by Borrower in the due observance or performance of any term, covenant, condition or agreement on its part to be performed under this Loan Agreement, the Note, or under any other document contemplated by this Loan Agreement.

c.           If Borrower shall:

1)	Make a general assignment for the benefit of its creditors;
2)	File a voluntary petition in bankruptcy;
3)	Be adjudicated as bankrupt or insolvent;
4)
File any petition or answer seeking, consenting to, or acquiescing in, reorganization, arrangement, composition, liquidation, dissolution or similar relief, under any present or future statute, law or regulation;

5)	File an answer admitting or failing to deny the material allegations of the petition against it for any such relief;
6)	Admit in writing its inability to pay its debts as they mature;
7)	Discontinue business; or
8)	Be unable to pay debts as they become due.

d.          Borrower fails to have vacated or set aside within thirty (30) days of its entry any court order appointing a receiver or trustee for all or a substantial portion of the Borrower’s property.

e.         Any warranty, representation, certification or statements made or furnished to Lender by Borrower in connection with the Loan or in connection with this Loan Agreement (including any warranty, representation or statement in the application of Borrower for the Loan or in any accompanying financial statements) or to induce Lender to make the Loan, proves to be untrue, misleading or false in any material respect.

f.            Borrower defaults in the payment of any principal or interest on any obligation to Lender or to any other creditor.

ARTICLE VI
REMEDIES ON EVENT OF DEFAULT

6.1       DECLARE NOTE DUE. Upon the occurrence of any Event of Default as defined in this Loan Agreement, the Note, or any other document contemplated by this Loan Agreement, then in any such event, Lender at its option, may declare the entire unpaid balance of the Note to be forthwith due and payable, and thereupon such balance shall become so due and payable without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and Borrower will forthwith pay to Lender the entire principal of and interest accrued on the Note.

6.2         OTHER REMEDIES. Upon the occurrence or discovery of an Event of Default the Lender shall, in addition to its option to declare the entire unpaid amount of the Note due and payable, at its option exercise any and all rights of setoff which Lender may have against any account, fund or property of any kind, tangible or intangible, belonging to Borrower and which shall be in Lender’s possession or under Lender’s control.

ARTICLE VII
MISCELLANEOUS

7.1         CLOSING. The Lender shall not be obligated to make the Loan or advance any funds until Borrower has fully met all requirements herein set forth to be met by Borrower, and until Borrower has paid to Lender and any other parties entitled thereto, all fees and other charges due in connection with the Loan.

7.2         AMENDMENTS. No amendment of any provisions of this Loan Agreement, nor consent to any departure of Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

7.3          NOTICES. All notices and other communications provided for hereunder shall be in writing and mailed or telegraphed or delivered. If to Borrower, the address noted in the Note. If to Lender, at Santander Bank, N.A., Mail Code: 10-6438-C08, Attention: Commercial Loan Documentation, 601 Penn Street, Reading, PA, 19601.

7.4         GOVERNING LAW AND PARTIES BOUND. This Loan Agreement and the Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

7.5        ATTORNEY’S FEES AND EXPENSES. If Lender shall incur any cost or expense, including, without limitation, reasonable attorney’s fees, in connection with enforcing this Loan Agreement, the Note or the Loan, in any manner whatsoever, direct or indirect, whether with regard to the collection of amounts due, defense of Lender or otherwise, upon demand by Lender, Borrower shall pay the same or shall reimburse Lender therefor in full.

7.6        ASSIGNMENT. No commitment issued by Lender to Borrower for the Loan nor any of Borrower’s rights hereunder shall be assignable by Borrower without the prior written consent of Lender. Lender may assign this Loan and the Loan Documents, in whole or in part, or may sell one or more participation interests in the Loan, all without the consent of Borrower.

7.7         NO WAIVER: REMEDIES. No failure on the part of the Lender, and no delay in exercising any right under this Loan Agreement, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Loan Agreement preclude any other or further exercise thereof or the exercise of any other right.

7.8       SEVERABILITY. In the event that any clause or provisions of this Loan Agreement or any document instrument contemplated by this Loan Agreement shall be held to be invalid by any court of competent jurisdiction, the invalidity of such clause or provision shall not affect any of the remaining portions or provisions of this Loan Agreement.

7.9          TIME. Time is the essence of this Loan Agreement.

7.10      WAIVER OF JURY TRIAL. BORROWER AND LENDER, BY EXECUTION OF THIS LOAN AGREEMENT, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS LOAN AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENTS.

7.11       LOAN AS PERMITTED INDEBTEDNESS. If and to the extent the Loan would not be permitted under the terms of any documentation existing as of the date of this Loan Agreement evidencing bilateral extensions of credit by Lender to Borrower, Lender hereby consents to the making of the Loan to Borrower and the Loan shall be deemed indebtedness permitted to be incurred by Borrower under the terms of such existing credit documentation with Lender.

7.12      CONSENT TO SHARE INFORMATION. Borrower understands and acknowledges that Lender and the other “Receiving Parties,” as hereafter defined, are authorized to obtain, use and share the Borrower’s tax information, financial information, and Loan information for purposes of (i) originating, maintaining, managing, monitoring, servicing, selling, insuring, participating, or securitizing the Loan; (ii) marketing purposes, or (iii) as otherwise permitted by applicable laws, including state and federal privacy and data security laws. This includes Lender’s affiliates, agents, and any aforementioned parties’ respective successors and assigns. The term “Receiving Parties,” as used above, includes (i) any actual owners of the Loan, (ii)          any potential purchasers of the Loan, or (iii) any acquirers of any beneficial or other interest in the Loan (including, but not limited to, the United States Small Business Administration, any investor or participant to whom the Lender may sell or participate all or any portion of the loan, any servicers or service providers for the foregoing parties and any of aforementioned parties’ respective successors and assigns).

[SEPARATE SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Loan Agreement as of the date first above written.

BORROWER:
JANEL CORPORATION

By:	/s/ Vincent A Verde
Name:	Vincent A Verde
Title:	Principal Financial Officer

LENDER:

SANTANDER BANK, N.A.

By:	/s/ Janeen Flowers
Name:	Janeen Flowers
Title:	Specialist

EXHIBIT A

Borrower Certifications

In order to induce Lender to make an SBA guaranteed Loan to Borrower:

A.   Borrower affirms the representations in the SBA Form 2483 application and certifies that:

1.	It was in operation on February 15, 2020 and had employees for whom it paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099-MISC.

2.
Current economic uncertainty makes this loan request necessary to support the ongoing operations of the Borrower. The funds will be used to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments, as specified under the Paycheck Protection Program Rule. If the funds are knowingly used for unauthorized purposes, the federal government may hold Borrower and Loan applicant legally liable, such as for charges of fraud.

3.
The Borrower will provide to the Lender documentation verifying the number of full-time equivalent employees on the Borrower’s payroll as well as the dollar amounts of payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities for the eight-week period following the Loan.

4.
That Loan forgiveness will be provided for the sum of documented payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities, and not more than 25% of the forgiven amount may be for non-payroll costs.

5.	During the period beginning on February 15, 2020 and ending on December 31, 2020, the Borrower has not and will not receive another loan under the Paycheck Protection Program.

B.   Borrower certifies that:

1.	Adverse Change - That there has been no adverse change in Borrower's financial condition, organization, operations or fixed assets since the date the Loan application was signed.

2.
Child Support - No principal who owns at least 50% of the ownership or voting interest of the company is delinquent more than 60 days under the terms of any (1) administrative order, (2) court order, or (3) repayment agreement requiring payment of child support.

3.
Current Taxes - Borrower are current (or will be current with any loan proceeds specified for eligible tax payments) on all federal, state, and local taxes, including but not limited to income taxes, payroll taxes, real estate taxes, and sales taxes.

C.   Borrower certifies that it will:

1.
Books, Records, and Reports- Keep proper books of account in a manner satisfactory to Lender; furnish financial statements or reports whenever Lender requests them; allow Lender or SBA, at Borrower’s expense, to: (1) inspect and audit books, records and papers relating to Borrower's financial or business condition; and (2) inspect and appraise any of Borrower's assets; and (3) allow all government authorities to furnish reports of examinations, or any records pertaining to Borrower, upon request by Lender or SBA.

2.	Equal Opportunity - Post SBA Form 722, Equal Opportunity Poster, where it is clearly visible to employees, applicants for employment and the general public.

3.	American-made Products - To the extent practicable, purchase only American-made equipment and products.

4.	Taxes - Pay all federal, state, and local taxes, including income, payroll, real estate and sales taxes of the business when they come due.

D.   Borrower certifies that it will not, without Lender’s prior written consent:

1.	Distributions - Make any distribution of company assets that will adversely affect the financial condition of Borrower.

2.	Ownership Changes - Change the ownership structure or interests in the business during the term of the Loan.

E.   Borrower warrants and represents that all information provided to Lender, including without limitation, all information regarding the Borrower’s financial condition, is accurate to the best of its knowledge and that Borrower, if any, has not withheld any material information. Borrower acknowledges that for the purpose of this transaction, Lender is acting on behalf of SBA, an agency of the United States Government, except that SBA accepts no liability or responsibility for any wrongful act or omission by Lender. Borrower further acknowledges that any false statements to Lender can be considered a false statement to the federal government under 18 U.S.C. § 1001, and may subject the Borrower to criminal penalties and that Lender and SBA are relying upon the information submitted by the Borrower.

This Statement of Policy is Posted In Accordance with Regulations of the Small Business Administration

This Organization Practices

Equal Employment Opportunity

We do not discriminate on the ground of race, color, religion, sex, age, disability or national origin in the hiring, retention, or promotion of employees; nor in determining their rank, or the compensation or fringe benefits paid them.

This Organization Practices

Equal Treatment of Clients

We do not discriminate on the basis of race, color, religion, sex, marital status, disability, age or national origin in services or accommodations offered or provided to our employees, clients or guests.

These policies and this notice comply with regulations of the United States Government.

Please report violations of this policy to :

Administrator

Small Business Administration

Washington, D.C. 20416

In order for the public and your employees to know their rights under 13 C.F.R Parts 112, 113, and 117, Small Business Administration Regulations, and to conform with the directions of the Administrator of SBA, this poster must be displayed where it is clearly visible to employees, applicants for employment, and the public.

Failure to display the poster as required in accordance with SBA Regulations may be considered evidence of noncompliance and subject you to the penalties contained in those Regulations.

SBA FORM 722 (10-02) REF: SOP 9030          PREVIOUS EDITIONS ARE OBSOLETE
This form was electronically produced by Elite Federal Inc,.

Esta Declaración De Principios Se Publica De Acuerdo Con Los Reglamentos De La Agencia Federal Para el Desarrollo de la Pequena Empresa

Esta Organizacion Practica

lgual Oportunidad De Empleo

No discriminamos por razón de raza, color, religión, sexo, edad, discapacidad  o nacionalidad en el empleo, retención o ascenso de personal ni en la determinación de sus posiciones, salarios o beneficios marginales.

Esta Organizacion Practica

Igualdad En El Trato A Su Clientela

No discriminamos por razón de raza, color, religión, sexo, estado civil, edad, discapacidad o nacionalidad en los servicios o facilidades provistos para nuestros empleados, clientes o visitantes.

Estos principios y este aviso cumplen con los reglamentos del Gobierno de los Estados Unidos de América.

Favor de informar violaciones a lo aquí indicado a:

Administrador
Agencia Federal Para el Desarrollo de la
Pequeña Empresa
Washington, D.C. 20416

A fin de que el público y sus empleados conozcan sus derechos según lo expresado en las Secciones 112 , 113 y 117 del Co3digo de Regulaciaones Federales No. 13,  de los  Reglamentos de la Agencia Federal Para el Desarrollo de la Pequena Empresa  y de acuerdo con las instrucciones del Administrador de dicha agencia, esta notificación debe fijarse en un lugar claramente visible para los empleados, solicitantes de empleo y público en general. No fijar esta notificación según lo requerido por los reglamentos de  la Agencia Federal Para el Desarrollo de la Pequena Empresa, puede ser interpretado como evidencia de falta de cumplimiento de los mismos y conllevará la ejecución de los castigos impuestos en estos reglamentos.

SBA FORM 722 (10-02)REF:SOP 9030 PREVIOUS EDITIONS ARE OBSOLETE
U.S. GOVERNMENT PRINTING OFFICE : 1994 0- 153-346

This form was electronically produced by Elite Federal Inc,.

JOINT WRITTEN CONSENT AND RESOLUTION
(CONSENT TO BORROW)

The undersigned, being an authorized representative of JANEL CORPORATION (the “Borrower”), by execution  hereof  does  hereby:  (i)  consent  to  and  take  the  following  actions  as  of  the  date  hereof pursuant to the authority granted to them in their capacities as  an  authorized  representative  of   Borrower under applicable state, territory, or other entity act of  Borrower’s  jurisdiction  and  the  relevant organizational and governing documentation  applicable  to  Borrower,  as  amended  (the  “Entity Documents”), which actions are fully authorized and have the same force and  effect  as  if adopted by an affirmative unanimous vote or decision of Borrower, duly called and held; (ii) waive all requirements of notice; and (iii) direct that this unanimous written consent and resolution (the “Consent”) be filed with the minutes of the proceedings of the Borrower.

WHEREAS, it is proposed that the Borrower enter into a Paycheck Protection Loan, an offering through the United States Small Business Administration (the “Loan”), from Santander Bank, N.A. (the  “Lender”) to the Borrower evidenced by a promissory note (the “Note”) anticipated  to  be  in  the  original  principal amount of $ 2,725,893.00;

WHEREAS,  the  Loan  will  be  evidenced  by  the  Note  and  such  loan  agreements,  documents,    and instruments as Lender may require from time to time for the Borrower to obtain the Loan from Lender, to be executed by the Borrower to the Lender (collectively, the “Loan Documents”); and

WHEREAS, the necessary authorized representative of the Borrower executing this Consent (collectively, the “Authorizing Parties”, and individually an “Authorizing Party”) deem it to be in the best interests of the Borrower to consummate the transactions contemplated by the Loan Documents, and for the Borrower to execute, deliver and perform each of the Loan Documents.

RESOLUTIONS

NOW, THEREFORE, RESOLVED, that the Loan and Loan Documents be, and are hereby authorized and approved, and that the execution of the proposed Loan Documents be, and each is hereby authorized and approved, and that Vincent A Verde, as Principal Financial Officer of the Borrower (the “Authorized Individual”) be, and is hereby authorized, empowered and directed to solely execute the Loan Documents for and on behalf and in the name of the Borrower, with such changes in the terms and provisions thereof as they shall, in their discretion, deem necessary or desirable and in the best interests of the Borrower, their signatures being conclusive  evidence  that  they  did  so  deem any such changes to be necessary or desirable and in the best interest of the Borrower;

FURTHER RESOLVED, that the Authorized Individual of the Borrower, be, and is hereby, authorized, empowered and directed to perform all acts and do all things which they may deem necessary  or desirable to consummate the transactions contemplated by the Loan Documents, with  such  modifications, amendments or further agreements, certificates and other agreements, instruments or documents as they, in their discretion, may deem necessary or desirable and in the best interest of the Borrower, their taking of any such action, for and on behalf and in the name of the Borrower, and/or their execution and delivery, for and on behalf and in the name of the Borrower, of any such agreement, instrument or document to be conclusive evidence that they did so deem the same to be necessary or desirable and in the best interest of the Borrower;

FURTHER RESOLVED, that the Authorized Individual is authorized to take such action, including,  but not limited to the following: (a) to obtain credit and procure the Loan or other loans from Lender; (b) to assign, pledge, convey, transfer, mortgage or otherwise create a lien upon any real and/or personal property of the Borrower as security for the payment and performance of any and all indebtedness, liabilities and obligations of the Borrower to Lender, whether in the usual course of business or otherwise; (c) to enter into any other agreement or transaction with Lender, including, but not limited to, the Loan Documents; and (d) to make, execute and deliver in the name of and on behalf of the Borrower, under its corporate seal or otherwise, from time to time such agreements, documents or instruments deemed reasonable or necessary;

FURTHER RESOLVED, that all actions of any Authorizing Party taken or performed up to the date hereof and in respect to the negotiation, preparation, execution, delivery and administration of the Loan Documents, as well as the taking, prior to the date hereof, of any and all actions otherwise required by any other document executed in connection therewith, be, and they hereby are, in all respects approved, ratified and confirmed;

FURTHER RESOLVED, that facsimile or other electronic transmissions of the signatures provided for below may be relied upon with the same legal effect as the originals of such signatures; and

FURTHER RESOLVED, that the foregoing powers and authorizations shall continue in full force and effect until written notice of revocation has been given the Lender and its receipt obtained therefore.

CERTIFICATIONS

THE INDIVIDUALS AND ENTITIES SIGNING BELOW FURTHER CERTIFY:

ORGANIZATION. Borrower is a Corporation which is, and at all times shall be, duly organized, validly existing, and in good standing under the laws of its state, territory, or other entity of creation or organization. Borrower is duly authorized to transact business in all states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign entity in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower will notify Lender prior to any change in the location of Borrower's state, territory, or other entity of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

AUTHORIZATION. Borrower's execution, delivery, and performance of this Agreement and all the Loan Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's Entity Documents, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower.

FINANCIAL AND EMPLOYMENT INFORMATION. Borrower's financial and payroll information supplied to Lender truly and completely disclosed Borrower's financial and payroll condition as of the date provided and there has been no material adverse change in Borrower's financial and payroll information subsequent to that date.

NO FURTHER CONSENTS. That neither this Consent nor any action to be taken pursuant hereto are or will be in contravention of any provision of any of the Entity Documents, or any agreement, indenture, or other instrument to which such Corporation is a party, and that no further consents are required to authorize the actions taken by this Consent, and that the actions authorized hereby are not in contravention of any applicable law or statute. Further, for any Authorizing Party signing below that is a non-human entity (“Entity Signer”), there are no further consents required of the Entity Signer to authorize the actions taken by this Consent. The individual signing on behalf of the Entity Signer represents that he/she is authorized and approved, as the authorized individual for the Entity Signer, to solely execute this Consent for, on behalf of, and in the name of the Entity Signer.

UNANIMITY. That the following are the names and signatures of all of the Authorizing Parties of the Borrower and that each presently holds the title indicated and has full authority for all acts noted herein.

INDEMNITY. They acknowledge that Lender and the SBA are relying on the foregoing with regard to the Loan and will, jointly and severally, indemnify, defend, and hold Lender harmless from and against any and all injury, loss, damage, fault, or liability (or any claims in respect of the foregoing), costs or expenses (including reasonable attorneys' fees and court costs) arising directly or indirectly from the representations, statements, and warranties stated above.

AUTHORIZED REPRESENTATIVE OF JANEL CORPORATION

By:	/s/ Vincent A Verde

Name:	Vincent A Verde

Title:	Principal Financial Officer

DATED:	Effective 4/19/2020

DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower:	JANEL CORPORATION	Lender:	Santander Bank, N.A.

LOAN TYPE. This is a Fixed Rate (1.00%) SBA Loan to a Business Entity for $ 2,725,893.00 .

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:
Personal, Family, or Household Purposes or Personal Investment.
X Business

SPECIFIC PURPOSE. The specific purpose of this loan is: eligible payroll costs, mortgage interest, rent, and utility costs under the SBA 7(a) Paycheck Protection Program (PPP).

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied.  Please disburse the loan proceeds of $ 2,725,893.00 as follows:

Amount deposited to Checking Account:	$2,725,893.00
Deposited to Checking Account #:

PREAUTHORIZED ELECTRONIC PAYMENT AUTHORIZATION DISCLOSURE.

Transfers will be processed as described in the Note. If the scheduled date falls on a Saturday, Sunday, or Bank holiday, the transfer will be processed on the next business day.

You will be charged Santander Bank, N.A.'s current NSF fee (as noted on the business fee schedule) if there are not sufficient funds in your account to satisfy the payment or if the payment must be returned for any reason. The payment will be your responsibility for that month. If there are three (3) consecutive occurrences of insufficient funds, your preauthorized transfer shall be cancelled.

There is a limit of six (6) preauthorized transfers per month from Savings Accounts and Money Market Accounts. There is no limit on Checking Accounts.

Cancellation of this authorization by you must be made by written notice and must contain your signature. Cancellations must be received at least 14 days prior to the scheduled transaction date, to allow a reasonable amount of time to act on the cancellation request.

If a loan is paid off, or a donor or recipient account is closed, Santander Bank, N.A. will cancel this authorization.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED 4/19/2020.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

JANEL CORPORATION

By:	/s/ Vincent A Verde

Name:	Vincent A Verde

Title:	Principal Financial Officer

U.S. Small Business Administration NOTE

SBA Loan #	97885871-08
Date	4/19/2020
Loan Amount	$2,725,893.00
Interest Rate	One percent (1.00%) fixed rate note
Borrower	JANEL CORPORATION
Borrower DBA/Trade Name (if applicable)	n/a
Lender	Santander Bank, N.A.

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of $ 2,725,893.00, interest on the unpaid principal balance, and all other amounts required by this Note.

2.	DEFINITIONS:

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3.	PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

1.	Maturity: This Note will mature in 2 years from date of Note.

2.	Repayment Terms:

The interest rate is 1.00% per year.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Loan Prepayment:
Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:
a.	Give Lender written notice;
b.	Pay all accrued interest; and
c.
If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 2 years from date of Note.

3.	Additional Terms:

Interest shall accrue from the date of this Note, however all principal and interest payments shall be deferred for six (6) months from the date of this Note. Borrower must pay principal and interest payments of $ •152,640.22 every month, beginning seven (7) months from the month this Note is dated; payments must be made on the fifth (5th) calendar day in the months they are due. Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the Note.

4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower:

A.	Fails to do anything required by this Note and other Loan Documents;
B.	Defaults on any other loan with Lender;
C.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
D.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
E.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;
F.	Fails to pay any taxes when due;
G.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;
H.	Has a receiver or liquidator appointed for any part of their business or property;
I.	Makes an assignment for the benefit of creditors;
J.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;
K.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or
L.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5.	LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;

B.	Collect all amounts owing from any Borrower; or

C.	File suit and obtain judgment.

6.	LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.
Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; and

B.	Take any action necessary to collect amounts owing on this Note.

7.	WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.	SUCCESSORS AND ASSIGNS:

Under this Note, Borrower includes its successors, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.     To the extent multiple individuals and/or entities are obligated pursuant to this Note, such individuals and/or entities are jointly and severally liable.

B.     Borrower must sign all documents necessary at any time to comply with the Loan Documents.

C.     Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

D.     Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

E.      If any part of this Note is unenforceable, all other parts remain in effect.

F.      To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.

10.	STATE SPECIFIC PROVISIONS:

DELAWARE (for residents of Delaware)
CONFESSION OF JUDGMENT. NOTWITHSTANDING THE CHOICE OF LAW GOVERNING THIS NOTE, IN THE EVENT OF ANY DEFAULT OR EVENT OF DEFAULT UNDER THIS NOTE, INCLUDING WITHOUT LIMITATION, ANY PAYMENT UNDER THIS NOTE NOT BEING PAID WHEN DUE, WHETHER AT MATURITY BY ACCELERATION OR OTHERWISE, BORROWER HEREBY IRREVOCABLY APPOINTS AND CONSTITUTES LENDER AS BORROWER’S DULY APPOINTED ATTORNEY-AT-LAW TO APPEAR IN OPEN COURT IN IN ANY COURT OF COMPETENT JURISDICTION, AND TO CONFESS JUDGMENT PURSUANT TO THE PROVISIONS OF TITLE 10 SECTION 4732 OF THE DELAWARE CODE, AS AMENDED, AGAINST BORROWER FOR ALL PRINCIPAL AND INTEREST AND ANY OTHER AMOUNTS DUE AND PAYABLE UNDER THIS NOTE, TOGETHER WITH ATTORNEY’S FEES AND COLLECTION FEES AS PROVIDED IN THIS NOTE (TO THE EXTENT PERMITTED BY LAW). THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND MAY NOT BE REVOKED AND/OR TERMINATED BY BORROWER. THIS POWER OF ATTORNEY SHALL NOT BE REVOKED AND/OR TERMINATED BY VIRTUE OF THE DEATH, DISABILITY, AND/OR DISSOLUTION OF BORROWER. NO SINGLE EXERCISE OF THE POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, AND NO JUDGMENT AGAINST BORROWER SHALL BAR SUBSEQUENT ACTION OR JUDGMENT AGAINST SUCH ENTITY AGAINST WHOM THE JUDGMENT HAS NOT BEEN OBTAINED IN THIS NOTE.

MARYLAND (for residents of Maryland)
CONFESSION OF JUDGMENT. NOTWITHSTANDING THE CHOICE OF LAW GOVERNING THIS NOTE, THE UNDERSIGNED HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR CLERK OF ANY COURT OF RECORD IN THE UNITED STATES OR ELSEWHERE TO APPEAR FOR AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF THE HOLDER, ASSIGNEE, OR SUCCESSOR OF HOLDER OF THE NOTE, AT ANY TIME, FOR THE FULL OR TOTAL AMOUNT OF THIS NOTE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN, WITH COSTS OF SUIT AND ATTORNEY’S COMMISSION OF TEN (10) PERCENT FOR THE COLLECTION; AND THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION, AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.

PENNSYLVANIA (for residents of Pennsylvania)
CONFESSION OF JUDGMENT. NOTWITHSTANDING THE CHOICE OF LAW GOVERNING THIS NOTE, BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OF CLERK OF COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR BORROWER AFTER A DEFAULT UNDER THIS NOTE, AND WITH OR WITHOUT COMPLAINT FILED, CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED INTEREST, LATE CHARGES, AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THIS NOTE, TOGETHER WITH COSTS OF SUIT, AND AN ATTORNEY’S COMMISSION OF TEN PERCENT (10%) OF THE UNPAID PRINCIPAL BALANCE AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT, NOT LESS THAN FIVE HUNDRED DOLLARS ($500), ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY BUT SHALL CONTINUE FROM TIME TO TIME, AND AT ALL TIMES, UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS NOTE. BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT, AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER’S ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.

VIRGINIA (for residents of Virginia)
CONFESSION OF JUDGMENT. NOTWITHSTANDING THE CHOICE OF LAW GOVERNING THIS NOTE, UPON A DEFAULT IN PAYMENT OF THIS NOTE AT MATURITY, WHETHER BY ACCELERATION OR OTHERWISE, BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, AS BORROWER’S ATTORNEY-IN-FACT, TO APPEAR IN THE CLERK’S OFFICE AND TO CONFESS JUDGMENT AGAINST BORROWER FOR THE UNPAID AMOUNT OF THIS NOTE AS EVIDENCED BY THE AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, ATTORNEYS’ FEES PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL. BY A WRITTEN INSTRUMENT, LENDER MAY APPOINT A SUBSTITUTE FOR THE ABOVE- NAMED ATTORNEY-IN-FACT. IF A COPY OF THIS NOTE, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN THE PROCEEDING, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. BORROWER WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OF HEREAFTER IN EFFECT. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME, AS LENDER MAY ELECT, UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL.

11.	BORROWER SIGNATURE.

JANEL CORPORATION

By:	/s/ Vincent A Verde

Name:	Vincent A Verde

Title:	Principal Financial Officer